CONFIDENTIAL

Exhibit 10.22(b)

AMENDMENT N° 2 TO LETTER OF AGREEMENT DCT-026/2003

This Amendment No. 2 to Letter of Agreement DCT-026/2003, dated as of January 5th, 2005 (‘‘Amendment 2’’) relates to Letter Agreement DCT-026/2003 between Embraer-Empresa Brasileira de Aeronáutica S.A. (‘‘Embraer’’) and JetBlue Airways Corporation (‘‘Buyer’’) dated June 9, 2003 as amended from time to time (collectively referred to herein as ‘‘Letter Agreement’’). This Amendment 2 is between Embraer and Buyer, collectively referred to herein as the ‘‘Parties’’.

This Amendment 2 sets forth the further agreement between Embraer and Buyer relative to spare parts credit. All capitalized terms used in this Amendment 2 and not defined herein, shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 2, the Letter Agreement and the Purchase Agreement, the terms of this Amendment 2 shall control.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	Article 5 of the Letter Agreement shall be deleted and replaced as follows:

5.1        Per each Firm Aircraft [***], Embraer shall issue spare parts credits of USD [***] United States dollars) in São José dos Campos, SP, Brazil, a total amount of USD [***] United States Dollars). The spare parts credit shall be used by Buyer for the purchase of Embraer-made spare parts, vendors spare parts and ground support equipment from the Embraer - Brazil spare parts facility (except for engines, engine related parts and APU), on a mutually agreed delivery schedule.

In the event that the Purchase Agreement is terminated with respect to any such Firm Aircraft for any reason (and notwithstanding any provision of the Purchase Agreement to the contrary), Buyer shall [***].

To be eligible to utilize such credit, Buyer shall not be in default in respect of any payment that has become due and payable by Buyer to Embraer or an affiliate of Embraer (as per the terms of the relevant agreement or invoice): Credits shall not be escalated and expire if not used within [***].

5.2        At delivery of Firm Aircraft [***].

2.	First paragraph of Article 6 b of the Letter Agreement shall be deleted and replaced as follows:

b.        EMBRAER 190 Simulator Data Package: Embraer shall provide [***] to Buyer one (1) EMBRAER 190 simulator data package (the ‘‘Sim Data Package’’) [***], subject to the Parties entering into a Sim Data Package license agreement. The [***] Simulator Data Package were delivered by Embraer to Buyer within [***] days following the Actual Delivery Date of Firm Aircraft [***]. Such data shall be sufficient to enable Buyer to obtain FAA qualification of the simulator at level ‘‘D’’, except for the items that are under Buyer’s/operator’s regulatory responsibility. Subject to the above, it shall be Buyer’s responsibility to obtain such qualification, at Buyer’s sole expense.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.	First paragraph of Article 6 c of the Letter Agreement shall be deleted and replaced as follows:

c.        Embraer-made parts for simulator: Embraer shall provide [***] to Buyer [***] of Embraer’s manufactured parts required to manufacturer an EMBRAER 190 simulator (‘‘Sim Parts’’) [***]. The [***] Sim Parts were delivered by Embraer to Buyer within [***] days following the Actual Delivery Date of Firm Aircraft [***]. It is understood by the Parties that the Sim Parts shall be used exclusively by Buyer to build its own EMBRAER 190 simulator, for its training purposes, and it shall not be sold, transferred, leased or delivered to any other party. In case Buyer does not [***], Buyer shall be deemed to have [***].

[Signature page follows]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 2, shall remain in full force and effect without any change.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 2 to the Letter Agreement to be effective as of the date first written above.

Embraer - Empresa Brasileira de Aeronáutica S.A.		Jet Blue Airways Corporation
By:	/s/ Satoshi Yokota	By:	/s/ Thomas E. Anderson
Name:	Satoshi Yokota	Name:	Thomas E. Anderson
Title:	Executive Vice President	Title:	Senior Vice President Technical
	Engineering and Development		Operations and Aircraft Programs
By:	/s/ Flavio Rimoli
Name:	Flavio Rimoli
Title:	Senior Vice President and
General Counsel
Date:	05/January/2006	Date:	12 January 2006
Place:	São José dos Campos - Brazil	Place:	New York, New York
Witness:	/s/ Fernando Bueno	Witness:	/s/ Michael Kordys
Name:	Fernando Bueno	Place:	Michael Kordys